Supplement to the
Semiconductors Portfolio (formerly Electronics Portfolio)
April 29, 2017
As Revised December 29, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Semiconductors Portfolio has been removed.

Effective January 18, 2018, the following information replaces the similar information for Semiconductors Portfolio found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

  The fund normally invests at least 80% of its assets in securities of companies principally engaged in the design, manufacture, or sale of semiconductors and semiconductor equipment.

ELE-SUM-17-02 1.9886535.101	December 29, 2017